UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:  June 2, 2009

(Date of earliest event reported)

JOHN DEERE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-6458	36-2386361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East First Street

Suite 600

Reno, Nevada 89501

(Address of principal executive offices and zip code)

(775) 786-5527

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 5.02 and 8.01

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers and Other Events.

At a meeting of the board of directors of John Deere Capital Corporation (the “Company”) held May 28, 2009, Michael J. Matera was appointed principal accounting officer of the Company, replacing Charles G. Dahl who has retired.  Mr. Matera joined John Deere Credit in September 2008 as Vice President and Finance Director and in April 2009, became Senior Vice President and Controller.  He came to John Deere Credit from Wells Fargo Financial, Inc. where he held the positions of Manager, Accounting and Reporting; Director of Treasury Services; Treasurer; Senior Vice President of Financial Planning & Analysis; and Senior Vice President & Chief Financial Officer.  Prior to joining Wells Fargo, Mike spent seven years and achieved the position of Audit Manager with a large public accounting firm focusing on both the financial services and manufacturing sectors.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN DEERE CAPITAL CORPORATION

	By:	/s/ Paul Wilczynski
Paul Wilczynski
Assistant Secretary
Dated: June 2, 2009

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